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Exhibit 10.6

TECHWELL, INC.

FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

4.10	Delays or Omissions.	21
4.11	Attorney's Fees.	22

FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        THIS FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT (the "Agreement") is made and entered into as of March 11, 2005, by and among Techwell, Inc., a California corporation (the "Company"), the investors in the Company's Series A Preferred Stock (the "Series A Investors") pursuant to the Series A Preferred Stock Purchase Agreement, dated as of July 10, 1997 (the "Series A Agreement"), the Investors in the Company's Series B Preferred Stock (the "Series B Investors") pursuant to the Series B Preferred Stock Purchase Agreement, dated as of July 29, 1998, as amended by Amendment Number One to Series B Preferred Stock Purchase Agreement dated as of March 23, 1999 ("Series B Amendment One"), Amendment Number Two to Series B Preferred Stock Purchase Agreement dated as of August 4, 1999 ("Series B Amendment Two") and Amendment Number Three to Series B Preferred Stock Purchase Agreement dated as of October 29, 1999 ("Series B Amendment Three" and collectively with Series B Amendment One and Series B Amendment Two, the "Series B Amendments", and as amended, the "Series B Agreement"), the Investors in the Company's Series C Preferred Stock (the "Series C Investors") pursuant to the Series C Preferred Stock Purchase Agreement dated as of July 5, 2000, the Investors in the Company's Series D Preferred Stock (the "Series D Investors") pursuant to the Series D Preferred Stock Purchase Agreement, dated as of December 27, 2001, as amended by Amendment Number One to Series D Preferred Stock Purchase Agreement and to Second Amended and Restated Rights Agreement dated as of October 29, 2002 ("Series D Amendment One") and Amendment Number Two to Series D Preferred Stock Purchase Agreement (and Related Agreements) for Series D Extension dated as of December 27, 2002 ("Series D Amendment Two" and collectively with Series D Amendment One, the "Series D Amendments", and as amended, the "Series D Agreement"), the Investors in the Company's Series E Preferred Stock and Series E-1 Preferred Stock (the "Series E Investors" and collectively with the Series A Investors, the Series B Investors, the Series C Investors and the Series D Investors, the "Prior Investors") pursuant to the Series E and Series E-1 Preferred Stock Purchase Agreement dated as of October 2, 2003 (the "Series E Agreement"), and the Investors in the Company's Series F Preferred Stock (the "Series F Investors") pursuant to the Series F Preferred Stock Purchase Agreement as of an even date herewith (the "Series F Agreement"). The Series A Investors, the Series B Investors, the Series C Investors, the Series D Investors, the Series E Investors and the Series F Investors are referred to collectively as the "Investors" and are listed on the Schedule of Investors attached to this Agreement as Exhibit A.

RECITALS

        WHEREAS, the Company and the Prior Investors are parties to that certain Third Amended and Restated Rights Agreement dated October 2, 2003 (the "Prior Rights Agreement");

        WHEREAS, the Prior Rights Agreement may be amended, and any provision therein waived, with the consent of the Company and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Registrable Securities (as such term is defined in the Prior Rights Agreement) as set forth in Section 4.7 thereof;

        WHEREAS, the Prior Investors as holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Registrable Securities (as such term is defined in the Prior Rights Agreement) (and as holder of at least sixty-six and two-thirds percent (66 2/3% of the outstanding Registrable Securities held by Major Investors, for purposes of amending Section 3.1 hereof) desire to terminate the Prior Rights Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Rights Agreement;

        WHEREAS, the Company, to induce the Series F Investors to purchase up to an aggregate of five hundred forty-five thousand four hundred fifty-four (545,454) shares of the Company's Series F Preferred Stock, no par value (the "Series F Preferred Stock", or the "Shares"), pursuant to the Series F Agreement desires to grant certain registration rights and other rights to the Series F Investors, and the Prior Investors desire to facilitate such grant; and

        WHEREAS, the sale of the Shares to the Series F Investors is conditioned upon the execution and delivery of this Agreement by the Series F Investors, Prior Investors holding at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Registrable Securities and the Company.

        NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

        Section 1.    Termination of Prior Rights.    The Company and the Prior Investors, to induce the Series F Investors to invest in the Company, accept and agree to the termination of the Prior Rights Agreement which, upon the effectiveness of this Agreement, shall be of no further force and effect, and shall be superseded and replaced in its entirety by this Agreement, and accept and agree to be bound by the terms of this Agreement. Without limiting the foregoing in any way, the Prior Investors that become signatories hereto also agree to hereby modify Section 3.1 of the Prior Rights Agreement subject and immediately prior to the closing of the sale of the Shares to exclude the proposed sale and issuance of shares of Series F Preferred Stock from the right of first refusal provisions thereof, with the effect that all such rights (including any related rights of prior notice) shall be rendered inapplicable with respect to the sale and issuance of shares of Series F Preferred Stock.

        Section 2.    Registration Rights.

          2.1    Definitions.    As used in this Agreement:

            (a)   The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Act"), and the subsequent declaration or ordering of the effectiveness of such registration statement.

            (b)   The term "Registrable Securities" means:

              (i)    the shares of Common Stock issuable or issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred

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      Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series E-1 Preferred Stock and the Series F Preferred Stock of the Company (the "Preferred Stock"), and

              (ii)   any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Preferred Stock excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned.

            (c)   The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

            (d)   The term "Holder" means any Investor holding Registrable Securities or securities convertible into Registrable Securities, or any assignee thereof in accordance with Section 2.13 hereof.

            (e)   The term "Initiating Holders" means any Holder or Holders who in the aggregate hold no less fifty percent (50%) of the outstanding Registrable Securities.

            (f)    The term "Major Investor" means each Holder holding not less than either four hundred thousand (400,000) shares (as adjusted to reflect stock splits, stock dividends, combinations, recapitalizations and the like) of Common Stock issued or issuable upon conversion of Series A Preferred Stock (a "Major A Investor"), two hundred fifty thousand (250,000) shares (as adjusted to reflect stock splits, stock dividends, combinations, recapitalizations and the like) of Common Stock issued or issuable upon conversion of Series B Preferred Stock (a "Major B Investor"), one hundred fifty thousand (150,000) shares (as adjusted to reflect stock splits, stock dividends, combinations, recapitalizations and the like) of Common Stock issued or issuable upon conversion of Series C Preferred Stock (a "Major C Investor"), one hundred fifty thousand (150,000) shares (as adjusted to reflect stock splits, stock dividends, combinations, recapitalizations and the like) of Common Stock issued or issuable upon conversion of Series D Preferred Stock (a "Major D Investor"), one hundred fifty thousand (150,000) shares (as adjusted to reflect stock splits, stock dividends, combinations, recapitalizations and the like) of Common Stock issued or issuable upon conversion of the Series E Preferred Stock and Series E-1 Preferred Stock (a "Major E Investor") or one hundred fifty thousand (150,000) shares (as adjusted to reflect stock splits, stock dividends, combinations, recapitalizations and the like) of Common Stock issued or issuable upon conversion of Series F Preferred Stock (a "Major F Investor"), provided that for the purposes of these calculations, any shares of Registrable Securities held by an affiliate, member, partner of, or venture capital fund under common management with, such Holder shall be aggregated.

            (g)   The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

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          2.2    Requested Registration.

            (a)   If the Company shall receive at any time after six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Initiating Holders that the Company file a registration statement under the Act covering the registration of not less than thirty percent (30%) of the Registrable Securities then outstanding (or any lesser number of shares if the anticipated aggregate offering price, net of underwriting discounts and commissions would exceed $5,000,000), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 2.2(b), use its best efforts to effect as soon as practicable, and in any event within ninety (90) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered in a written request given within twenty (20) days of the mailing of such notice by the Company in accordance with Section 4.5.

            (b)   If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in subsection 2.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities proposed to be sold by persons other than the Holders are first entirely excluded from the underwriting. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

            (c)   The Company is obligated to effect only two (2) such registrations pursuant to this Section 2.2, provided that such registrations have been declared or ordered effective by the SEC.

            (d)   Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the

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    President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period and provided further that the Company shall not register any securities for the account of itself or any other shareholder during such ninety (90) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

            (e)   Notwithstanding the foregoing, the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.2 during the period starting with the date of filing of, and ending on a date ninety (90) days after the effective date of, a Company-initiated registration subject to Section 2.3 below; provided the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

            (f)    Notwithstanding the foregoing, the Company shall not be obligated to effect, or to take any action to effect, or to take any action to effect, any such registration pursuant to this Section 2.2 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act.

          2.3    Company Registration.    If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock or other securities under the Act in connection with a public offering of such securities (other than a registration relating either to the sale of securities to participants in a Company stock option, stock purchase or similar plan or to a SEC Rule 145 transaction, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at least thirty (30) days prior to filing such registration statement, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 4.5, the Company shall, subject to the provisions of Section 2.8, use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

          2.4    Obligations of the Company.    Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

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            (a)   Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed.

            (b)   Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

            (c)   Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

            (d)   Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

            (e)   In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

            (f)    Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            (g)   Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified

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    public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

            (h)   Cause all such Registrable Securities registered pursuant to this Section 2 to be listed on a national exchange or trading system and on each securities exchange and trading system on which similar securities issued by the Company are then listed.

            (i)    Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          2.5    Furnish Information.    It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          2.6    Expenses of Demand Registration.    All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 2.2, including (without limitation), all registration, filing and qualification fees, printers and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company with respect to two (2) such registrations; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to the demand registration pursuant to Section 2.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.2.

          2.7    Expenses of Company Registration.    The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to all registrations pursuant to Section 2.3 for each Holder (which right may be assigned as provided in Section 2.13), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

          2.8    Underwriting Requirements.    In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 2.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such underwriters shall be of nationally recognized reputation), and then only in such

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quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders); provided that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities held by persons other than the Holders or the Company are first entirely excluded from the underwriting; but in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the selling shareholders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a Holder of Registrable Securities and which is a venture capital fund, limited liability company, partnership or corporation, affiliated venture capital funds, venture capital funds under common investment management, partners, retired partners, members, retired members and shareholders of such holder, or the estates and family members of any such persons and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling Holder," as defined in this sentence.

          2.9    Delay of Registration.    No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

          2.10    Indemnification.    In the event any Registrable Securities are included in a registration statement under this Section 2:

            (a)   To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, retired partners, retired members, officers, directors, employees and shareholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material

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    fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay as incurred to each such Holder, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided that the indemnity agreement contained in this subsection 2.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

            (b)   To the extent permitted by law, each selling Holder, severally, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 2.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided that in no event shall any indemnity under this subsection 2.10(b) exceed the net proceeds from the offering received by such Holder.

            (c)   Promptly after receipt by an indemnified party under this Section 2.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to

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    the indemnified party under this Section 2.10 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.10.

            (d)   If the indemnification provided for in this Section 2.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 2.10(b), shall exceed the net proceeds from the offering received by such Holder. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (e)   Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

            (f)    The obligations of the Company and Holders under this Section 2.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

          2.11    Reports Under Securities Exchange Act of 1934.    With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

            (a)   make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

            (b)   take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

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            (c)   file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

            (d)   furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          2.12    Form S-3 Registration.    In case the Company shall receive from any Holder or Holders of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

            (a)   promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

            (b)   as soon as practicable, use all commercially reasonable efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.12, (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the president of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.12; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period and provided further that the Company shall not register any securities for the account of itself or any other shareholder during such ninety (90) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration

11

    statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered); or (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

            (c)   If the Holders requesting registration pursuant to this Section 2.12 intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.12 and the Company shall include such information in the written notice referred to in Section 2.12(a). The provisions of Section 2.2(b) shall be applicable to such request (with the substitution of Section 2.12 for references to Section 2.2).

            (d)   Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 2.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders, shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.12 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.12. Registrations effected pursuant to this Section 2.12 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2 or 2.3.

          2.13    Assignment of Registration Rights.    The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of at least one hundred thousand (100,000) shares (as adjusted to reflect stock splits, stock dividends, combinations, recapitalizations and the like) of such securities provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Act. The foregoing one hundred thousand (100,000) share limitation shall not apply, however, to transfers by a Holder to a transferee or assignee of such securities that (i) is a shareholder, affiliate, limited partner, parent, subsidiary, partner, member, retired member or retired partner of the Holder (including spouses and ancestors, lineal descendants and siblings of

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  such persons who acquire Registrable Securities by gift, will or intestate succession) or (ii) is a venture capital fund or entity under common investment management.

          2.14    Limitations on Subsequent Registration Rights.    From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of sixty-six and two-thirds percent (66 2/3%) of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to hold registration rights with respect to such securities unless such new registration rights, including standoff obligations, are subordinate to the registration rights granted Holders under this Agreement; or (b) to demand registration of their securities.

          2.15    "Market Stand-Off" Agreement.

            (a)   Each Holder hereby agrees that during the period of duration (up to, but not exceeding one hundred eighty (180) days specified by the Company and the lead underwriter following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that (i) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and (ii) such agreement shall only be applicable to the Holders if each officer, director and holder of one percent (1%) of the equity of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enters into a similar agreement. The underwriters in connection with the Company's initial public offering are intended third-party beneficiaries of this Section 2.15 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Company's initial public offering that are consistent with this Section 2.15 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Holders subject to such agreements pro rata based on the number of shares subject to such agreements.

            To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

            (b)   Each Holder agrees that a legend reading substantially as follows shall be placed on all certificates representing all Registrable Securities of each Holder (and the shares or securities of every other person subject to the restriction contained in this Section 2.15):

        THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR

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        TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

          2.16    Termination of Registration Rights.    No Holder shall be entitled to exercise any right provided for in this Section 2: (a) after five (5) years following the consummation of the Company's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Act which results in aggregate gross cash proceeds to the Company in excess of $50,000,000 and the public offering price of which is not less than $10.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction) (a "Qualified Offering") or (b) at and after such time following the Company's initial public offering as such Holder holds Registrable Securities equal to one percent (1%) or less of the outstanding stock of the Company and is able to dispose of all of its Registrable Securities in any three-month period without registration pursuant to the provisions of Rule 144.

        Section 3.    Additional Rights.

          3.1    Right of First Refusal.    Subject to the terms and conditions specified in this Section 3.1, the Company hereby grants to each Major Investor a right of first refusal with respect to future sales by the Company of its New Securities (as hereinafter defined). Subject to Section 3.1(f) below, a Major Investor shall be entitled to apportion the right of first refusal hereby granted among itself and its partners, members, shareholders, affiliates and venture capital funds under common investment management with such Investor in such proportions as it deems appropriate.

            (a)   In the event the Company proposes to issue New Securities, it shall give each Major Investor written notice (the "Notice") of its intention stating (i) a description of the New Securities it proposes to issue, (ii) the number of shares of New Securities it proposes to offer, (iii) the price per share at which, and other terms on which, it proposes to offer such New Securities and (iv) the number of shares that the Major Investor has the right to purchase under this Section 3.1, based on the Major Investor's Percentage (as defined in Section 3.1(d)(ii)).

            (b)   Within twenty (20) days after the Notice is given (in accordance with Section 4.5), the Major Investor may elect to purchase, at the price specified in the Notice, up to the number of shares of the New Securities proposed to be issued that the Major Investor has the right to purchase as specified in the Notice. An election to purchase shall be made in writing and must be given to the Company within such twenty (20) day period (in accordance with Section 4.5). The Company shall promptly, in writing, provide a second written notice to each Major Investor that elects to purchase all the New Securities available to it (each, a "Fully-Exercising Investor") of any

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    other Major Investor's failure to do likewise. During the ten (10) day period immediately following the date of the second notice, each Fully-Exercising Investor shall have an additional right to purchase its Major Investor's Percentage of the New Securities not so purchased during the initial twenty (20) day period by the other Major Investor(s). The closing of the sale of New Securities by the Company to the participating Major Investor upon exercise of its rights under this Section 3.1 shall take place simultaneously with the closing of the sale of New Securities to third parties.

            (c)   The Company shall have sixty (60) days after the last date on which the Major Investor's right of first refusal lapsed to enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within forty-five (45) days from the execution thereof) to sell the New Securities which the Major Investor did not elect to purchase under this Section 3.1, at or above the price and upon terms not more favorable to the purchasers of such securities than the terms specified in the initial Notice given in connection with such sale. In the event the Company has not entered into an agreement to sell the New Securities within such sixty (60) day period (or sold and issued New Securities in accordance with the foregoing within forty-five (45) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Major Investor in the manner provided in this Section 3.1.

            (d)   (i) "New Securities" shall mean any shares of, or securities convertible into or exchangeable or exercisable for any shares of, any class of the Company's capital stock; provided that "New Securities" does not include: (A) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities; (B) the Series F Preferred Stock issued pursuant to the Series F Agreement; (C) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise approved by the Board of Directors; (D) shares of Common Stock issuable or issued to officers, directors, employees and consultants and other service providers of the Company for the primary purpose of soliciting or retaining their services pursuant to a stock option plan or restricted stock purchase agreement approved by the Board of Directors; (E) shares of the Company's Common Stock or Preferred Stock of any series issued in connection with any split or stock dividend of the Company; (F) securities issued to banks, equipment lessors or landlords, provided such issuances are (y) primarily for other than equity financing purposes and (z) approved by the Board of Directors, and (G) securities sold to the public in the Qualified Offering.

              (ii)   The applicable "Percentage" for the Major Investor shall be calculated by dividing (i) the total number of shares of Common Stock then owned by the Major Investor (assuming conversion of all shares of Preferred Stock and exercise of any options or warrants held by said Major Investor) by (ii) the total number of shares of Common Stock then outstanding at the time the Notice is given (assuming conversion of all shares of Preferred Stock and exercise of all then outstanding rights, options and warrants to acquire Common Stock of the Company).

            (e)   The right of first refusal granted under this Section 3.1 shall expire upon the consummation of (i) the Company's sale of its Common Stock in a Qualified Offering or

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    (ii) a Liquidation Event, as that term is defined in the Company's Amended and Restated Articles of Incorporation (as amended from time to time).

            (f)    The right of first refusal granted under this section may only be assigned by a Major Investor to a transferee or assignee of the Major Investor's shares of the Company's stock acquiring the lesser of (a) at least one hundred thousand (100,000) of the Major Investor's shares of the Company's Common Stock (treating all shares of Preferred Stock for this purpose as though converted into Common Stock) (equitably adjusted for any stock splits, subdivision stock dividends, changes, combinations or the like) or (b) all of the Major Investor's remaining shares of the Company's stock; provided, however, that an Investor that is a venture capital fund may assign or transfer such rights to an affiliated venture capital fund or to a venture capital fund under common investment management. In the event that the Investor shall assign its right of first refusal pursuant to this Section 3.1 in connection with the transfer of less than all of its shares of the Company's stock, the Investor shall also retain its right of first refusal.

          3.2    Financial Statements.

            (a)   The Company shall deliver to each Investor: (i) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company as of the end of such year, and statements of income and cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company.

            (b)   The Company shall deliver to each Major Investor:

              (i)    as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Company, a balance sheet of the Company as of the end of each such quarterly period, and statements of income and cash flows for such period and for the current fiscal year to date, prepared in accordance with GAAP, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by GAAP;

              (ii)   within thirty (30) days of the end of each month, an unaudited income statement and statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

              (iii)  with respect to the financial statements called for in subsections (i) and (ii) of this Section 3.2(b), an instrument executed by the Chief Financial Officer or President of the Company certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment;

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              (iv)  as soon as practicable, but in any event within thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and

              (v)   such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Major Investor may from time to time request; provided, however, that the Company shall not be obligated to provide information which it deems in good faith to be proprietary.

          3.3    Inspection.    The Company shall permit each Major Investor, at such Major Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.3 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information.

          3.4    Termination of Information and Inspection Rights.    The covenants set forth in Section 3.2 and Section 3.3 shall terminate as to the Investors and be of no further force or effect (i) immediately upon the consummation of the Company's sale of its Common Stock in a Qualified Offering or (ii) when the Company is required to file reports pursuant to Section 12(g) or 15(d) of the 1934 Act.

          3.5    Confidentiality.    Each Investor agrees to use, and to use commercially reasonable efforts to ensure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies in writing as being proprietary or confidential except such information that (i) was in the public domain prior to the time it was furnished to such Investor, (ii) is or becomes (through no willful improper action or inaction by such Investor) generally available to the public, (iii) was in its possession or known by such Investor without restriction prior to receipt from the Company, (iv) was rightfully disclosed to such Investor by a third party without restriction or (v) was independently developed without any use of the Company's confidential information. Notwithstanding the foregoing, such Investor may disclose such proprietary or confidential information to any former, current or prospective partner, limited partner, general partner or management company of such Investor (or any employee or representative of any of the foregoing) (each of the foregoing persons, a "Permitted Disclosee") or legal counsel, accountants or representatives for such Investor or Permitted Disclosee. Furthermore, nothing contained herein shall prevent any Investor or Permitted Disclosee from (y) entering into any business, entering into any agreement with a third party, or investing in or engaging in investment discussions with any other company (whether or not competitive with the Company), provided that such Investor or Permitted Disclosee does not, except as permitted in accordance with this Section 3.5, disclose any proprietary or confidential information of the Company in connection with such activities, or (z) making any disclosures required by law, rule, regulation or court or other governmental order.

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          3.6    Tax Disclosure.    Notwithstanding anything to the contrary set forth herein or in any other agreement to which the parties hereto are parties or by which they are bound, any obligations of confidentiality contained herein and therein, as they relate to the transactions contemplated by this and any other such agreements ("Transaction"), shall not apply to the federal tax treatment or federal tax structure of the Transaction, and each party hereto (and any employee, representative, or agent of any party hereto) may disclose to any and all persons, without limitation of any kind, the federal tax treatment and federal tax structure of the Transaction and all materials of any kind (including opinions or other tax analysis) that are provided to any party hereto relating to such tax treatment and tax structure. The preceding sentence is intended to cause the Transaction not to be treated as having been offered under conditions of confidentiality for purposes of Sections 1.6011-4(b)(3) and 301.6111-2(a)(2)(ii) (or any successor provisions) of the Treasury Regulations issued under the Internal Revenue Code of 1986, as amended, and shall be construed in a manner consistent with such purpose.

          3.7    Committees.    The Company shall use best efforts to appoint the director elected solely by the holders of Series E Preferred Stock as a member of the Compensation Committee of the Board if such Committee exists.

          3.8    Directors and Officers Insurance.    The Company has as of the date hereof directors and officers insurance from a financially sound and reputable insurer in the amount of $5,000,000. Without the written approval of Technology Crossover Management IV, L.L.C. ("TCV"), the Company shall maintain such policy at all times that a "Series E and E-1 Director" (as defined in that certain Second Amended and Restated Voting Agreement between the Company and the Investors of even date herewith) serves on the Company's Board of Directors.

          3.9    Proprietary Information and Inventions Agreements.    The Company shall require all employees and consultants with access to confidential information to execute and deliver a Proprietary Information and Inventions Agreement in substantially the form approved by the Company's Board of Directors.

          3.10    Termination of Certain Covenants.    The covenants set forth in Sections 3.5, 3.7, 3.8 and 3.9 shall terminate and be of no further force or effect upon the consummation of the Company's sale of its Common Stock in a Qualified Offering.

          3.11    Credit Suisse Observer Right.    The Company shall invite a representative of Credit Suisse First Boston, division Credit Suisse Asset Management ("Credit Suisse") to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors (the "Credit Suisse Observer Right"); provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and, provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or would result in disclosure of trade secrets to such representative. The

18

  Credit Suisse Observer Right shall terminate on the earlier of: (i) the consummation of the Company's sale of its Common Stock in a bona fide, firm commitment underwriting (with an nationally recognized underwriter) pursuant to a registration statement on Form S-1 under the Act (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Securities and Exchange Commission Rule 145 transaction); (ii) such time when the Company is required to file reports pursuant to Section 12(g) or 15(d) of the 1934 Act; (iii) the date on which Credit Suisse holds fewer than seven hundred fifty thousand (750,000) shares (as adjusted to reflect stock splits, stock dividends, combinations, recapitalizations and the like) of Series C Preferred Stock of the Company originally purchased pursuant to the Series C Agreement Stock Purchase Agreement dated as of July 5, 2000; provided that for the purposes of this calculation, any shares of Series C Preferred held by an affiliate or partner of Credit Suisse shall be aggregated; or (iv) the consummation of a Liquidation Event, as that term is defined in the Company's Amended and Restated Articles of Incorporation (as amended from time to time).

          3.12    Series D Observer Right.    The Company shall invite a representative of each "Major Series D Holder" (as that term is defined below) to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors (the "Series D Observer Right"); provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and, provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or would result in disclosure of trade secrets to such representative. The Series D Observer Right shall terminate on the earlier of: (i) the consummation of the Company's sale of its Common Stock in a bona fide, firm commitment underwriting (with an nationally recognized underwriter) pursuant to a registration statement on Form S-1 under the Act (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Securities and Exchange Commission Rule 145 transaction); (ii) such time when the Company is required to file reports pursuant to Section 12(g) or 15(d) of 1934 Act; (iii) the date on which a Major Series D Holder holds fewer than two hundred thousand (200,000) shares (as adjusted to reflect stock splits, stock dividends, combinations, recapitalizations and the like) of Series D Preferred Stock of the Company originally purchased pursuant to the Series D Agreement; provided that for the purposes of this calculation, any shares of Series D Preferred held by an affiliate or partner of the Major Series D Holder shall be aggregated; or (iv) the consummation of a Liquidation Event, as that term is defined in the Company's Amended and Restated Articles of Incorporation (as amended from time to time). The term "Major Series D Holder" as used herein shall mean each of Millennia Venture Partners Co., Ltd. and The Yasuda Enterprise Development I, Limited Partnership."

        Section 4.    Miscellaneous.

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          4.1    Assignment.    Subject to the provisions of Section 2.13 hereof, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

          4.2    Third Parties.    Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

          4.3    Governing Law.    This Agreement shall be governed by and construed under the laws of the State of California in the United States of America as applied to agreements among California residents entered into and to be performed entirely within California.

          4.4    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          4.5    Notices.    All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties as follows:

            (a)   if to the Company, at 408 E. Plumeria, San Jose, California 95134, with a copy to Robert D. Cochran, Esq., at the Law Office of Robert D. Cochran, 2105 Woodside Road, Woodside, California 94062-1100,

            (b)   if to the Investors, at the addresses set forth on Exhibit A hereto, with a copy to Jay K. Hachigian, Esq., at Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, 610 Lincoln Street, Waltham, Massachusetts 02451 and E. John Park, Esq., at Morgan, Lewis & Bockius LLP, Two Palo Alto Square, Palo Alto, CA 94306,

  or, in any such case, at such other addresses as shall be specified by notice given in accordance with this Section 4.5.

          4.6    Severability.    If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

          4.7    Amendment and Waiver.    This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any provision of this Agreement may be amended or waived (either

20

  generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of the Registrable Securities. Notwithstanding the foregoing, the amendment or waiver (either generally or in a particular instance and either retroactively or prospectively) of Sections 3.5, 3.6, 3.7, 3.8 and 3.10 of this Agreement shall also require the written consent of the Holders of at least a majority of the outstanding shares of the Company's Series E Preferred Stock and Series E-1 Preferred Stock, voting as a single class on an as-converted basis, and the provisions of Section 3.1, Section 3.2 (b) and Section 3.3 may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of sixty-six and two thirds percent (66 2/3%) of the Registrable Securities that are held by Major Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern. Notwithstanding the foregoing, any amendment or waiver that treats the holders of Series E Preferred Stock and/or Series E-1 Preferred Stock in a material adverse manner that is different from the other Holders shall require the consent of a majority-in-interest of such adversely affected holders of Series E Preferred Stock and/or Series E-1 Preferred Stock, as applicable.

          4.8    Effect of Amendment or Waiver.    Investors and their respective successors and assigns acknowledge that by the operation of Section 4.7 hereof the Holders, or with respect to Section 3.1, Section 3.2 (b) and Section 3.3, the Major Investors, of sixty-six and two-thirds percent (66 2/3%) of the outstanding Registrable Securities and, with respect to Sections 3.5, 3.6, 3.7, 3.8 and 3.10, the Holders of a majority of the outstanding shares of the Company's Series E Preferred Stock and Series E-1 Preferred Stock, acting in conjunction with the Company, will have the right and power to diminish or eliminate all rights pursuant to this Agreement.

          4.9    Rights of Holders.    Each Holder of Registrable Securities shall have the absolute right to exercise or refrain from exercising any right or rights that such Holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such Holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

          4.10    Delays or Omissions.    No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing.

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  All remedies, either under this Agreement, or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

          4.11    Attorney's Fees.    If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

22

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

/s/ Fumihiro Kozato Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:

(Printed Name of Investor)

By:
Title:

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:	/s/ SANGKI KIM
Name:	Sangki Kim
Title:	CEO
Address:	16th FL., KIPS Center 647-9, Yeoksam-Dong, Kangnam-Gu, Seoul, Korea
Fax No.:
PRIOR INVESTORS:

(Printed Name of Investor)

By:
Title:

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:
TCV IV, L.P. TCV IV Strategic Partners, L.P (Printed Name of Investor)
By:	/s/ ROBERT C. BENSKY
Title:	Robert C. Bensky Attorney in Fact

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:
SANYO Semiconductor Corp. (Printed Name of Investor) Katsuhito Takei
By:	/s/ KATSUHITO TAKEI
Title:	Treasurer

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:
Millennia 2000 Venture Capital Investment Limited Partnership
By:	/s/ TATSUYA KUROYANAGI Tatsuya Kuroyanagi
General Partner President Millennia Venture Partners Co,. Ltd

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:
The Yasuda Enterprise Development I. Limited Partnership By: Yasuda Enterprise Development Co.,Ltd.
By:	/s/ MIRORU OKA
Name:	Miroru Oka
Title:	General Partner

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:
/s/ GABRIELE WYSS Gabriele Wyss (Vice President)	/s/ MARC TROG Marc Trog (Assistant Vice President)
Credit Suisse Asset Management Funds On behalf of: Credit Suisse Equity Fund High Tech
Zurich, 2nd March 2005

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:
China International Venture Capital Co., Ltd. (Printed Name of Investor)
By:	/s/ [ILLEGIBLE]
Title:

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:
China Century Venture Capital Co., Ltd. (Printed Name of Investor)
By:	/s/ [ILLEGIBLE]
Title:

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:
Mike Healy (Printed Name of Investor)
By:	/s/ MIKE HEALY
Title:	CFO—Genesis Microchip

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:
Siliconware Investment Co Ltd. (Printed Name of Investor)
By:	/s/ JEROME [ILLEGIBLE]
Title:	President

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:
Frank Yu (Printed Name of Investor)
By:	/s/ FRANK YU
Title:

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:
Chung, Hsiang-Ying (Printed Name of Investor)
By:	/s/ CHUNG, HSIANG-YING
Title:

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:
Chong-hang Shen (Printed Name of Investor)
By:	/s/ CHONG-HANG SHEN
Title:

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:
O. J. Meier (Printed Name of Investor)
By:	/s/ O. J. MEIER
Title:

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:
R. Cochran (Printed Name of Investor)
By:	/s/ R. COCHRAN
Title:

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:
Dr. Paul H. J. Kim (Printed Name of Investor)
By:	/s/ DR. PAUL H. J. KIM
Title:	Managing Partner

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:
Chin-Feng Huang (Printed Name of Investor)
By:	/s/ CHIN-FENG HUANG
Title:

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:
Yutaka Konishi (Printed Name of Investor)
By:	/s/ YUTAKA KONISHI
Title:

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:
TECHWELL, INC.

Fumihiro Kozato, President and Chief Executive Officer

SERIES F INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation

By:
Name:
Title:
Address:

Fax No.:
PRIOR INVESTORS:
Yoko Koike (Printed Name of Investor)
By:	/s/ Y. KOIKE
Title:

SIGNATURE PAGE TO TECHWELL, INC.
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

EXHIBIT A

SCHEDULE OF INVESTORS

Millennia 2000 Venture Capital Investment Limited Partnership
6F Kyobashi-Nisshoku Bldg.
8-7 Kyobashi, 1-Chome, Chuo-Ku
Tokyo 104-0031, JAPAN

Matsushita Electric Industrial Co., Ltd.
1006, Kadoma, Kadoma City
Osaka 571-8501, Japan
Attn: Susumu Koike

Matsushita Electric Industrial Co., Ltd.
1006, Kadoma, Kadoma City
Osaka 571-8501, Japan
Attn: Sukeichi Miki

The Yasuda Enterprise Development I, Limited Partnership
BYGS Shinjuku Bldg. 6F
2-19-1 Shinjuku, Shinjuku-ku, Tokyo 160-0022, Japan

Othmar J. Meier
1615 Marlborough Road
Hillbourough, 94010

CSAM Funds*
on behalf of CS Equity Fund High Tech

Guido Bächli*
Im Handschuessel 10, 8472 Seuzach

Gregor Bucher*
Feldstrasse 16, 8704 Herrliberg

Dominique Fässler*
Landhaus, 5642 Mühlau

Urs Landolt*
Bubenbergstrasse 1, 8832 Wollerau

Stefan Mächler*
In der Bettlen 1, 8127 Forch

Bernhard Moser*
Trittligasse 6, 8001 Zürich

Michele Porro*
Im Bäumliacher 14, 8602 Wangen

Claude Rutishauser*
Furenstrass 29, 8707 Uetikon a. See	René Schneider*
Voltastrasse 33, 8044 Zürich

Jörg Schultz*
Stockenstrasse 105, 8802 Kilchberg

Mario Seris*
Waldmeisterweg 11, 8057 Zürich

Markus Staubli*
Wasserbergstrasse 55, 8127 Forch

Philipp Vorndran*
Hintere Bergstrasse 33, 8942 Oberrieden

Henry Wegmann*
Florenstrasse 65, 8405 Winterthur

Etablissement Polyglotte*
Landstrasse 8, 9496 Balzers

Margrith Borer*
Kastelweid 290, 4204 Himmelried

Markus Jenni*
Rauracherstrasse 126, 4106 Therwil

Daniel Kaelin*
Kornhausstrasse 99, 8840 Einsiedeln

Urs Schmid*
Burgeraustrasse 38, 8640 Rapperswil

Paul Hofer*
Buchenstrasse 12, 4104 Oberwil

Christian Rohrbach*
Föhrenstrasse 14, 8703 Erlenbach

Peter Schmid*
Oescherstrasse 26, 8702 Zollikon

Sanyo Semiconductor Corporation
80 Commerce Drive
Allendale, NJ 07401

Mou-Fu Investment Consultant Ltd.
2nd Floor, No. 552, Chung-Hsiao East Road, Section 5,
Hsin-Yi District, Taipei, Taiwan, R.O.C.

i

EXHIBIT A

SCHEDULE OF INVESTORS

Comm-Trend Ventures Capital Corp.
Suite 3, 5th Floor, No. 248, Nan-King East Road,
Section 3, Sung-Shan District, Taipei, Taiwan, R.O.C.

Frank Yu
12000 Emerald Hill Lane
Los Altos Hills, CA 94022

Mo Bei Lee
Techwell, Inc.
1977 O'Toole Avenue, Suite B102
San Jose, CA 95131

Siliconware Investment Company, Ltd.
11F, No. 71, Sung Chiang Rd.
Taipei, Taiwan, R.O.C.

Hsi-Nan Chen
No. 17, Lane 134, Lien Chen Rd., Chung Ho City
Taipei Hsien, Taiwan, R.O.C.

Chuen-Tsai Chang
13F, 332 Dun Hwa South Road, Section 1
Taipei, Taiwan

Ching Ju Hsu
4F-1, 378 Wun Hwa 2nd Road, Section 1
Linkou Shiang, Taipei County, Taiwan

Fan-Kai Liu
14598 Deer Spring Court
Saratoga, CA 95070

Chin-Feng Huang
2F, No. 103, Chow-Chou St.
Taipei, Taiwan, R.O.C.

Ching-Hang Shen
4F, No. 9, Alley 14, Ln. 40
Chung Cheng Rd., Sec. 2
Taipei, Taiwan, R.O.C.

Hsiang-Yin Chung
3, 9-F, No. 16, Lane 167, Sec. 4, Cheng Kung Rd.
Nei-hu, Taipei, Taiwan, R.O.C.
c/o 912 Sundance Drive
Fremont, CA 94539

Yojiro Kamei
20075 Forest Avenue
Cupertino, CA 95014	Su-Chun Chen
5F, No. 41, Kang Chien Road
Ni-Hu Taipei, Taiwan, R.O.C.

Masaharu Shinya
3601, 6-1, Harumi 1-chome, Chuo-ku,
Tokyo 104-0053, Japan

Junko Tobina
1-7-48 Nishiterao, Kanagwa-ku
Yokohama, 221 Japan

Tatsuo Ito
Aoyagi 486-60, Kunitachi-shi
Tokyo, 203 Japan

Hiroyasu Ito
7538 Kingsbury Place
Cupertino, CA 95014

Pi-Hsun Chen
822 Terra Bella Drive
Milpitas, CA 95035

Jiann-Tsuen Chen
3984 W. Rincon Avenue
Campbell, CA 95008-3840

Keiko Aotani
Ishizaka 28-1-204, Hirojichou, Shouwa-ku
Nagoya-Shi, Aichi-ken, JAPAN

Yueh-Chen Li
7th Fl., 137 Jen-Ai Road, Section 4
Taipei, Taiwan, R.O.C.

K.J. Chin
#26 Chin 3rd Road, N.E.P.Z., Nantsu
Kaohsiung City, Taiwan, R.O.C.

Hsing-Chi Liu
16F-1, 295, Kuang Fu Road, Sec. 2
Hsin Chu, Taiwan, R.O.C.

Haruo Kosugi
18601 Eucalyptus Drive
Los Gatos, CA 95037

Genesis Microchip Incorporated
165 Commerce Valley Drive West
Thornhill, Ontario
Canada L3T 7V8

EXHIBIT A

SCHEDULE OF INVESTORS

Osamu Iwasaki
2-118, Nishitobe-Cho, Nishi-ku
Yokohama, Kanagawa, Japan (220-0046)

Minaji Hashimoto
609 Fawn Ridge Court
San Ramon, CA 94583

Aynang Yang
18 Huntley Road
Holmdel, NJ 07733

Azrym Corporation
153 South Fourth Street
San Jose, CA 95112

Dragon Champ International Limited
2/F, Trans Hong Kong Commercial Bldg.
41-43 Carnarvon Road
Kowloon, Hong Kong

Jen-Ching Lee Fang
1060 Sunrise Drive
Fremont, CA 94539

Ay-Liang Yang
7783 Lilac Way
Cupertino, CA 95014

Yoko Koike
1367 Bing Drive
San Jose, CA 95129

Wei-chou Lin
8, Kuang Ming 6th Road, Chu Pei City
Hsin Chu Hsien, Taiwan, R.O.C.

Ing Chang Wang
C/o Sierra Wang
357 Laconia Way
San Ramon, CA 94583

Shing-Jen Yang
849 Saint Lucia Court
San Jose, CA 95127

Chin-Chun Hu
326 Windchime Drive
Danville, CA 94506	Chuan-Huai Chen
No. 121 Park Ave. 3 Science Based Indust. Park,
Hsin Chu, Taiwan, R.O.C.

China International Venture Capital, Inc.
9 Fl., 97 Tunhwa S. Rd., Sec. 2
Taipei 106, Taiwan, R.O.C.

China Century Venture Capital, Inc.
9 Fl., 97 Tunhwa S. Rd., Sec. 2
Taipei 106, Taiwan, R.O.C.

Lin Yu Mei
No. 88, An Ho Rd., Sec. 2
11-F., Taipei, Taiwan, R.O.C.

Yu-Mei Tang
4 Fl., #9, Alley 2, Ln. 358, Teh-Hsin E. Rd.
Shih-Lin, Taipei, Taiwan, R.O.C.

Chin Chi Lu
24Fl.2, No. 92, Anho Road, Sec. 2
Taipei, Taiwan, R.O.C.

Ching Li Lin
24Fl.2, No. 92, Anho Road, Sec. 2
Taipei, Taiwan, R.O.C.

Ching-Hang Shen
4F, No. 9, Alley 14, Ln. 40
Chung Cheng Rd., Sec. 2
Taipei, Taiwan, R.O.C

Ching-Hua Peng
752 Talisman Court
Palo Alto, CA 94303

Robert D. Cochran
2105 Woodside Road
Woodside, CA 94062

Mah Family Trust U/A DTD 8/18/94
5682 Morton Way
San Jose, CA 95123

Yin-Chien Tsai
1411 Maxwell Way
San Jose, CA 95131

EXHIBIT A

SCHEDULE OF INVESTORS

Parakletos@Ventures Millenium Fund, L.P.	*	Any correspondence or notices to be sent to:
175 Nortech Parkway, Suite 200	1.	SASI, Swiss American Securities Inc.
San Jose, CA 95134		12, East 49 Street, 41 Floor New York, NY 10017
IBT Ventures
6-7 Sanbancho, Chiyoda-ku	2.	Credit Suisse First Boston, division Credit Suisse
Tokyo 102-0075, Japan		Asset Management Compliance Department
Aaron Wang		P.O. Box 800
1820 Monica Court		8070 Zürich, Switzerland
Rowland Heights, CA 91748
	**	Any correspondence or notices to be sent to:
Yi-Ching Lai	1.	Technology Crossover Ventures
10460 N. Blaney Avenue		528 Ramona Street
Cupertino, CA 95014		Palo Alto, California 94301 Attention: Rick Kimball
James Cheng		Phone: (650) 614-8200
19730 Amherst Drive		Fax: (650) 614-8222
Cupertino, CA 95014
With a copy to:
Lee-Che Lu
5855 Friar Way	2.	Technology Crossover Ventures
San Jose, CA 95129		528 Ramona Street Palo Alto, California 94301
Landmark Venture Capital Corp.		Attention: Carla S. Newell
2Fl-15, 508, Sec. 5, Chung-Hsiao East Rd.		Phone: (650) 614-8224
Taipei, Taiwan R.O.C.		Fax: (650) 614-8222
TCV IV, L.P.**
TCV IV Strategic Partners, L.P.**
No. 4 New Technology Business Investment L.L.P. c/o Samsung Venture Investment Corporation 16th Fl., KIPS Center 647-9 Yeoksam-Dong, Kangnam-Gu Seoul, Korea

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  Exhibit 10.6
TECHWELL, INC. FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT
EXHIBIT A SCHEDULE OF INVESTORS